SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e) (2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12

                               EMERSON RADIO CORP.
                (Name of Registrant as Specified In Its Charter)
  ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of each  class of  securities  to  which  transaction  applies:
--------------------------------------------------------------------------------
     (2)  Aggregate number of   securities   to   which   transaction   applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5)  Total Fee Paid
--------------------------------------------------------------------------------
|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No:
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     (4) Date Filed:
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

                               EMERSON RADIO CORP.
                                 Nine Entin Road
                                  P.O. Box 430
                        Parsippany, New Jersey 07054-0430

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD September 25, 2002

Dear Stockholder:

     As a stockholder of Emerson Radio Corp. ("we", "our" or "Emerson"), you are hereby given notice of and invited to attend in person or by proxy Emerson's 2002 Annual Meeting of Stockholders to be held at the Bent Tree Country Club, 5201 Westgrove, Dallas, Texas 75248 on Wednesday, September 25, 2002 at 1:00 p.m. (local time).

     At this year's stockholders' meeting, you will be asked to elect five directors to serve for a one-year term and to transact such other business as may properly come before the meeting and any adjournment(s) thereof. The Board of Directors unanimously recommends that you vote FOR the directors nominated. Accordingly, please give careful attention to these proxy materials.

     Only stockholders of record of Emerson's common stock as of the close of business on July 29, 2002 (the "Record Date") are entitled to notice of and to vote at such meeting and any adjournment(s) thereof. Emerson's transfer books will not be closed.

     You are cordially invited to attend the meeting. However, whether or not you expect to attend the meeting, we want to have the maximum representation at the Annual Meeting and respectfully request that you date, execute and mail promptly the enclosed proxy card in the enclosed stamped envelope for which no additional postage is required if mailed in the United States. You may revoke your proxy at any time prior to its use as specified in the enclosed proxy statement.

                                        By Order of the Board of Directors

                                        ELIZABETH J. CALIANESE
                                        Senior Vice President-Human Resources,
                                        General Counsel and Secretary

Parsippany, New Jersey
July 29, 2002

                             YOUR VOTE IS IMPORTANT.
                     PLEASE EXECUTE AND RETURN PROMPTLY THE
              ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.


                              EMERSON RADIO CORP.
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD SEPTEMBER 25, 2002
                             ---------------------


To Our Stockholders:

     This Proxy Statement is furnished to our stockholders for use at our Annual Meeting of Stockholders to be held at the Bent Tree Country Club, 5201 Westgrove, Dallas, Texas 75248, on September 25, 2002 at 1:00 p.m. (local time), or at any adjournment or adjournments thereof (the "Annual Meeting"). Emerson's stockholders of record as of the close of business on July 29, 2002 (the "Record Date") are entitled to vote at the Annual Meeting. We expect to begin mailing this Proxy Statement and the enclosed proxy card to our stockholders on or about July 30, 2002.

                  VOTING PROCEDURES AND REVOCABILITY OF PROXIES

     The accompanying proxy card is designed to permit each of our stockholders as of the Record Date to vote on each of the proposals brought before the Annual Meeting. As of the Record Date, there were 26,907,169 shares of our common stock, par value $.01 per share, issued and outstanding and entitled to vote at the Annual Meeting. Each outstanding share of our common stock is entitled to one vote.

     The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee. Abstentions and broker non-votes are counted as stockholders who are present and entitled to vote and they count toward a quorum but are not taken into account in determining, and have no effect on, the outcome of the election of directors. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner (despite voting on at least one other proposal for which the nominee does have discretionary authority or for which it has received instructions). Brokers holding shares of record for customers generally are not entitled to vote on certain "non-routine" matters unless they receive voting instructions from their customers.

     The accompanying proxy card provides space for you to vote in favor of, or to withhold voting for, the nominees for the Board of Directors. The members of our Board of Directors are elected by plurality and the five nominees who receive the most votes will be elected. The Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

     When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card vote the shares in accordance with the stockholder's instructions. The proxies we have designated for the stockholders are Geoffrey P. Jurick and Kenneth A. Corby. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the names of the other persons to act as your proxies. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to us.

     If you sign your proxy card and return it to us and you have made no specifications with respect to voting matters, your shares will be voted for the election of the five nominees for director and, at the discretion of the proxies designated by us, on any other matter that may properly come before the Annual Meeting or any adjournment(s).

     You have the unconditional right to revoke your proxy at any time prior to the voting of the proxy by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying Emerson's Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the Annual Meeting we have received notice of such revocation.

                              ELECTION OF DIRECTORS

     Five directors are proposed to be elected at the Annual Meeting. If elected, each director will hold office until the next Annual Meeting of our stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

     All nominees named in this proxy statement are members of our present Board of Directors and have consented to serve if elected. We have no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve, (i) the shares represented by the designated proxies will be voted for the election of a substitute as the Board of Directors may recommend, (ii) the Board of Directors may reduce the number of directors to eliminate the vacancy, or (iii) the Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

     Nominations for election to the Board of Directors may be made by the Board of Directors, a nominating committee appointed by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the Board, shall be in writing and shall be delivered to our President or Chairman of the Board not less than 20 days prior to the applicable meeting, and must set forth as to each proposed nominee, to the extent known by the notifying stockholder: (a) the name and address of each nominee proposed in such notice; (b) the principal occupation or employment of each such nominee; (c) the total number of shares of our common stock that will be voted for each such nominee; (d) the name and residence address of the notifying stockholder; (e) the number of shares of our common stock owned by the notifying shareholder; and (f) all other information concerning the nominee that must be disclosed of nominees in proxy solicitations pursuant to Rule 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any such recommendation must be accompanied by a written statement from the individual nominee giving his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

     The current Board of Directors nominated the individuals named below for election to our Board of Directors and background information on each of the nominees (as of July 15, 2002) is set forth below. See "Security Ownership of Certain Beneficial Owners and Management" for additional information about the nominees, including their ownership of securities issued by the Company.


                                           Year First
                                             Became
Name                              Age       Director    Principal Occupation or Employment
----                              ---       --------    ----------------------------------

Robert H. Brown, Jr.              48          1992      Since January 1999,  President and Chief
                                                        Executive  Officer of Frost  Securities,
                                                        Inc., an investment  banking firm;  from
                                                        July 1998 to January 1999,  President of
                                                        RHB Capital,  LLC;  from January 1990 to
                                                        July 1998,  held a variety of  positions
                                                        with Dain  Rauscher,  formerly  Rauscher
                                                        Pierce   Refsnes,   Inc.   ("Rauscher"),
                                                        including   Senior  Vice  President  and
                                                        Director   of  the   Corporate   Finance
                                                        Department  and Executive Vice President
                                                        of Capital Markets;  since April 1996, a
                                                        Director  of  Claimsnet.com,   which  is
                                                        traded on the Nasdaq Stock Market.

Peter G. Bunger                   61          1992      Since 1990, a consultant  with  Savarina
                                                        AG, an entity engaged in the business of
                                                        portfolio   management   monitoring   in
                                                        Zurich, Switzerland; since October 1992,
                                                        a  Director   of  Savarina   AG;   since
                                                        December   1996,  a  Director  of  Sport
                                                        Supply  Group,  Inc.  ("SSG"),  which is
                                                        quoted on the over the counter  bulletin
                                                        board (OTC:  SSPY). As of July 29, 2002,
                                                        Emerson beneficially owned approximately
                                                        53.2%  of  the  issued  and  outstanding
                                                        common   shares  of  SSG.  See  "Certain
                                                        Relationships and Related Transactions -
                                                        Relationship  with Sport  Supply  Group,
                                                        Inc".


Jerome H. Farnum                  66          1992      Since   July   1994,   an    independent
                                                        consultant.

Stephen H. Goodman                58          1999      Since    September    1999,    Chairman,
                                                        President, Chief Executive Officer and a
                                                        Director  of  Singer,  N.V.  ("Singer");
                                                        from January 1998 to September  1999 was
                                                        President, Chief Executive Officer and a
                                                        Director  of The  Singer  Company,  N.V.
                                                        ("Old  Singer");  is also a director and
                                                        officer   of  a   number   of   Singer's
                                                        affiliates and subsidiaries;  from March
                                                        1986 to December 1997, held a variety of
                                                        positions  with Bankers  Trust  Company,
                                                        including Managing  Director,  Corporate
                                                        Strategy,    New   York   and   Managing
                                                        Director, Strategic Advisory and Mergers
                                                        &   Acquisitions   Business,   Asia.  On
                                                        September 6, 1999, GM Pfaff A.G., then a
                                                        subsidiary   of  Old  Singer,   filed  a
                                                        voluntary  petition for relief under the
                                                        reorganization  provisions of the German
                                                        Bankruptcy  Code,  in the lower court of
                                                        Kaiserslautern, Germany. On September 12
                                                        and 13,  1999,  Old  Singer and its U.S.
                                                        subsidiaries  and the holding  companies
                                                        for its foreign businesses, and a number
                                                        of  Old   Singer's   foreign   operating
                                                        subsidiaries,  filed voluntary petitions
                                                        for  relief  under  the   reorganization
                                                        provisions    of   the   United   States
                                                        Bankruptcy  Code,  in the United  States
                                                        District Court for the Southern District
                                                        of  New  York.   Singer   emerged   from
                                                        bankruptcy on September 14, 2000.

Geoffrey P. Jurick                61          1990      Since July 1992, Chief Executive Officer
                                                        of   Emerson;   since   December   1993,
                                                        Chairman;  since April 1997,  President;
                                                        since   December   1996,   Director  and
                                                        Chairman of the Board of Directors  and,
                                                        since  January  1997,   Chief  Executive
                                                        Officer    of    SSG.    See    "Certain
                                                        Relationships and Related Transactions".


                 THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR"
                EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

          The following table sets forth, as of July 29, 2002, the beneficial ownership of (i) each current director; (ii) each of our executive officers named in the Summary Compensation Table ("executive officers"); (iii) our directors and executive officers as a group and (iv) each stockholder known by us to own beneficially more than 5% of our outstanding shares of common stock.

                                             Amount and Nature of
Name and Address of Beneficial Owners       Beneficial Ownership (1)     Percent of Class (1)
-------------------------------------      -------------------------     -------------------

Geoffrey P. Jurick (2)*                         10,475,100                      38.1%

Robert H. Brown, Jr. (3)*                           50,000                        **

Peter G. Bunger (3)*                                41,666                        **

Jerome H. Farnum (3)*                               41,666                        **

Stephen H. Goodman (3)*                             16,666                        **

Marino Andriani (4)                                225,000                        **

Kenneth A. Corby (4)                               123,433                       **

John J. Raab (4)                                    83,333                        **

All Directors and Executive                     11,056,864                      39.5%
Officers as a Group (8 persons) (5)       ______________________________________________



(*)  Director (All current directors are nominees for director.)

(**) Less than one percent

(1) Based on 26,907,169 shares of common stock outstanding as of July 29, 2002. Each beneficial owner's percentage ownership of common stock is determined by assuming that options and other convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days after July 29, 2002 have been exercised or converted. Except as otherwise indicated, the beneficial ownership table does not include
(i) common stock issuable upon exercise of outstanding options, which are not currently exercisable within 60 days after July 29, 2002, or (ii) common stock issuable upon conversion of Emerson's 8-1/2% Senior Subordinated Convertible Debentures Due 2002 (the "Debentures"). Except as otherwise indicated and based upon our review of information as filed with the U.S. Securities and Exchange Commission ("SEC"), we believe that the beneficial owners of the securities listed have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Mr. Jurick's beneficial ownership consists of 9,875,100 shares of common stock directly owned by him, of which 4,188,975 shares of common stock are beneficially held by Mr. Jurick pursuant to the Order Regarding Termination of Stipulation and Order, dated May 25, 2002. See "Certain Relationships and Related Transactions - Certain Outstanding Common Stock". Also includes options held by Mr. Jurick to purchase 600,000 shares of common stock that are exercisable within 60 days after July 29, 2002.

(3) Comprised of options issued pursuant to Emerson's 1994 Non-Employee Director Stock Option Plan that are exercisable within 60 days after July 29, 2002.

(4) Comprised of options issued pursuant to Emerson's 1994 Stock Compensation Program that are exercisable within 60 days after July 29, 2002. Also includes 40,000 shares of common stock owned by Mr. Corby and 75,000 shares of common stock owned by Mr. Andriani.

(5) Includes 1,066,664 shares of common stock issuable upon exercise of options that are exercisable within 60 days after July 29, 2002. Excludes options to purchase an aggregate of 133,335 shares of common stock that are not exercisable within 60 days after July 29, 2002.

                        BOARD OF DIRECTORS AND COMMITTEES

          Our business is managed under the direction of our Board of Directors. The Board of Directors meets periodically during our fiscal year to review significant developments affecting Emerson and to act on matters requiring Board of Director approval. The Board of Directors held nine (9) formal meetings during the fiscal year ended March 31, 2002 ("Fiscal 2002") and acted by unanimous written consent four (4) times. During Fiscal 2002, each member of the Board of Directors participated in at least 75% of all Board of Director meetings and all committee meetings held during the period.

          During Fiscal 2002, our Board of Directors had an Audit Committee, Compensation and Personnel Committee, Executive Committee and Special Committee to devote attention to specific subjects and to assist the Board of Directors in the discharge of its responsibilities. The functions of these committees and their current members are described below.

          Audit Committee. Our Audit Committee, and each of its three members, Messrs. Farnum (Chairman), Brown and Goodman, fulfills the requirements of the rules applicable to members of the American Stock Exchange with regard to independence and qualification. The Audit Committee recommends to the Board of Directors the appointment of a firm of independent certified public accountants to conduct audits of our accounts and affairs and monitors the performance of such firm. The Audit Committee also reviews the adequacy of our internal system of accounting controls, the findings and reports of, and confers with, the independent auditors concerning their examination of our books and records and provides assistance to the Board of Directors with regard to same. During Fiscal 2002, the Audit Committee formally met five (5) times. For additional information concerning our Audit Committee, see "Report of Audit Committee".

          Compensation and Personnel Committee. Our Compensation and Personnel Committee is presently comprised of Messrs. Brown (Chairman), Bunger and Farnum (each of whom is a non-employee Director). The Committee (i) makes recommendations to the Board of Directors concerning remuneration arrangements for senior executive management; (ii) administers our 1994 Stock Compensation Program; and (iii) makes such reports and recommendations, from time to time, to the Board of Directors upon such matters as the Committee may deem appropriate or as may be requested by the Board of Directors. During Fiscal 2002, the

Compensation Committee met one (1) time and acted by unanimous consent two (2) times. See "Executive Compensation and Other Information--Report of Compensation and Personnel Committee".

          Executive Committee. Our Executive Committee is presently comprised of Messrs. Brown, Bunger, Farnum and Jurick (Chairman). Mr. Goodman is an alternate Committee member. Subject to the provisions of our By-Laws, the Executive
Committee has all of the power and authority of the Board of Directors with certain exceptions. During Fiscal 2002, the Executive Committee acted by unanimous consent one (1) time.

          Special Committee. Our Special Committee, comprised of Messrs. Brown and Goodman, was formed as part of a Stipulation and Order of Settlement, dated June 11, 1996, between the Company, Mr. Jurick, Fidenas International Limited and its predecessor ("FIN"), GSE Multimedia Technologies Corporation ("GSE"), Elision International Ltd. ("Elision"), Petra and Donald Stelling (the "Stellings"), Thomas Hackett, Official Liquidator of Fidenas International Bank Limited (the "Fidenas Liquidator") and Barclays Bank PLC ("Barclays") (the "Settlement Agreement") to evaluate, and make recommendations to the Board of Directors regarding, any offer to purchase certain of our shares of common stock, which were the subject of the Settlement Agreement. During Fiscal 2002, the Special Committee met one (1) time. See "Certain Relationships and Related Transactions - Certain Outstanding Common Stock".

          The Board of Directors did not have a standing nominating committee, or any other committee performing similar functions during Fiscal 2002. Our Board of Directors, as a whole, performed the functions customarily attributable to a nominating committee.

Compensation of Directors

          In Fiscal 2002, our directors who were not employees were paid $10,000; members of the Compensation and Personnel Committee were paid an additional $5,000; members of the Executive Committee were paid an additional $5,000; members of the Audit Committee were paid an additional $7,500; and members of the Special Committee were paid an additional $2,500. Accordingly, during Fiscal 2002, Messrs. Brown, Bunger, Farnum and Goodman received $30,000, $20,000, $27,500 and $25,000, respectively. All compensation paid to our Directors is paid in quarterly installments. Directors who are our employees are not paid for their services as a director. Additionally, each director, who is not an employee, is eligible to participate in our 1994 Non-Employee Director Stock Option Plan.

Officers

          The following table sets forth certain information regarding the current officers of the Company:


Name                          Age      Position                       Fiscal Year Became Officer

Geoffrey P. Jurick             61      Chairman of the Board, Chief                1992
                                       Executive Officer and
                                       President, Director

John J. Raab                   66      Executive Vice President - International    1995

Marino Andriani                54      President, Emerson Radio                    1996
                                       Consumer Products Corporation

Kenneth A. Corby               41      Executive Vice President -                  2000
                                       Chief Financial Officer

John P. Walker                 39      Executive Vice President -                  1993
                                       Global Management

Elizabeth J. Calianese         44      Senior Vice President -                     1995
                                       Human Resources, General
                                       Counsel, Secretary

Paul R. Gullett                63      Senior Vice President -                     2000
                                       International; President -
                                       Emerson Radio (Hong Kong)
                                       Limited

Patrick Murray                 51      Senior Vice President -                     2001
                                       Sales, Emerson Radio
                                       Consumer Products Corporation

Geoffrey P. Jurick has served as Director since September 1990, President since April 1997, Chief Executive Officer since July 1992, and Chairman since December 1993. Since December 1996, Mr. Jurick has served as a Director, Chairman of the Board and Chief Executive Officer of SSG. See "Election of Directors."

Marino Andriani has served as President of Emerson Radio Consumer Products Corporation since February 1996.

John J. Raab has served as Executive Vice President - International since June 2000, Senior Vice President - International from October 1997 to June 2000 and Senior Vice President-Operations from October 1995 to October 1997.

Kenneth A. Corby has served as Executive Vice President - Finance and Chief Financial Officer since April 2001, as Senior Vice President - Finance from June 2000 to April 2001, as Assistant Chief Financial Officer from March 1997 to March 2000 and as Manager - Finance from May 1996 to March 1997. Since September 1997, Mr. Corby has served as Vice President - Corporate Development of SSG.

John P. Walker has served as Executive Vice President - Global Operations since April 2001 and as Executive Vice President and Chief Financial Officer from April 1996 to April 2001. Since July 1998, Mr. Walker has served as President of SSG and as a Director of SSG since December 1996. From July 1998 to July 1999, Mr. Walker served as Chief Operating Officer of SSG, from December 1996 to July 1999, as Chief Financial Officer of SSG, and from December 1996 to July 1998 as Executive Vice President of SSG.

Elizabeth J. Calianese has served as General Counsel and Senior Vice President - Human Resources since June 2000 and as Secretary since January 1996. Ms. Calianese served as Vice President-Human Resources and Deputy General Counsel from May 1995 to June 2000.

Paul R. Gullett has served as Senior Vice President of Emerson and President - Emerson Radio (Hong Kong) Limited since June 2000 and as a Director of Emerson Radio (Hong Kong) Limited since 1995. Mr. Gullett also served as Managing Director/Vice President of Emerson Radio (Hong Kong) Limited from June 1995 to June 2000.

Patrick Murray has served as Senior Vice President - Sales, Emerson Radio Consumer Products Corporation since May 2001. Mr. Murray served as Executive Vice President of Motion Systems (Betesh Group) from 1997 to May 2001. Prior thereto, Mr. Murray served as Vice President - Sales and Marketing of Emerson Radio Corp. from 1996 to 1997.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than 10% stockholders are required by certain regulations to furnish us with copies of all Section 16(a) forms they file.

          Based solely on its review of the copies of such forms received by us, we believe that, during Fiscal 2002, our officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements with respect to our equity securities.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                       Compensation of Executive Officers

          The following table sets forth certain information regarding compensation paid to our Chief Executive Officer and each of our other four most highly compensated executive officers for services rendered in all capacities to us during the 2002, 2001 and 2000 fiscal years:

                                         Summary Compensation Table
                                         --------------------------

                                                                                         ALL
                                                            OTHER          SECURITIES   OTHER
                                                            ANNUAL         UNDER        COMPEN-
NAME AND PRINCIPAL    FISCAL                                COMPEN-        LYING        SATION (2)
POSITION(S)           YEAR        SALARY       BONUS        SATION(1)      OPTIONS

GEOFFREY P. JURICK    2002       $411,600     $88,000      $ 61,291          ---        $3,905
CHAIRMAN OF THE       2001        411,600      88,000        61,463          ---          ---
BOARD, CHIEF          2000        411,600       ---          67,910          ---          ---
EXECUTIVE OFFICER
AND PRESIDENT

MARINO ANDRIANI       2002       385,000       86,500         ---            ---        12,450
PRESIDENT, EMERSON    2001       385,000      865,412         ---            ---        12,767
RADIO CONSUMER        2000       385,000      557,562         ---          225,000      14,679
PRODUCTS CORPORATION
(3)

JOHN J. RAAB          2002       250,000      100,000         ---            ---         9,328
EXECUTIVE  VICE       2001       210,000      100,000         ---           50,000      13,659
PRESIDENT -           2000       210,000       30,000         ---            ---        10,544
INTERNATIONAL (3)

KENNETH A. CORBY      2002       230,000      125,000         ---           25,000      15,585
EXECUTIVE  VICE       2001       175,000      125,000         ---            ---        14,565
PRESIDENT, CHIEF      2000         ---          ---           ---           75,000        ---
FINANCIAL OFFICER (3)

PATRICK MURRAY        2002       276,923       50,000         ---            ---         9,717
SENIOR VICE PRESIDENT 2001         ---          ---           ---            ---          ---
SALES, EMERSON RADIO  2000         ---          ---           ---            ---          ---
CONSUMER PRODUCTS
CORPORATION


(1) Other annual compensation consists of temporary lodging expenses in the amount of $61,291, $61,643, and $67,910 for Mr. Jurick, for Fiscal 2002, 2001 and 2000, respectively. In Fiscal 2002, Mr. Jurick also received $250,000 in salary for the services he rendered to SSG. In Fiscal 2000, Mr. Corby was employed and paid directly by SSG. Pursuant to the management services agreement between Emerson and SSG, as described below, in Fiscal 2000, SSG charged Emerson for the services provided by Mr. Corby to Emerson. In Fiscal 2001 and Fiscal 2002, Emerson charged SSG $96,250 and $100,000, respectively, for the services Mr. Corby provided to SSG.

(2)  All other  compensation  consists of Emerson's  contribution  to our 401(k)
     employee  savings  plan,  group  health,   life  insurance  and  disability
     insurance and country club fees.

(3) In October 1999, Mr. Andriani was granted stock options to purchase an additional 225,000 shares of common stock at an exercise price of $1.00 per share. In June 1999, Mr. Corby was granted stock options to purchase 75,000 shares of common stock at an exercise price of $1.00 per share. In July 2000, our Board of Directors granted stock options to Mr. Raab to purchase an additional 50,000 shares of common stock, at an exercise price of $1.00 per share. In April 2001, Mr. Corby was granted stock options to purchase an additional 25,000 shares of common stock at an exercise price of $1.50 per share. Pursuant to our Stock Compensation Plan, these options will vest in equal installments over 3 years, commencing one year from the date of grant, and their exercise is contingent on continued employment with Emerson.


                      Option Grants During 2002 Fiscal Year
                                                                                                Potential Realizable
                                                                                                  Value at Assumed
                                                                                                Annual Rates of Stock
Individual Grants                                                                                Price Appreciation
                                                                                                 for Option Term (2)
                                              % of Total
                                 Number       Options Granted      Exercise
                               of Options     to Employees         Price Per     Expiration
            Name               Granted (1)    in Fiscal 2002       Share         Date          5%           10%
----------------------------- -------------- ------------------- -------------- ------------- ------------ -------------

GEOFFREY P. JURICK                 ---              ---               ---           ---           ---          ---
MARINO ANDRIANI                    ---              ---               ---           ---           ---          ---
JOHN J. RAAB                       ---              ---               ---           ---           ---          ---
KENNETH A. CORBY                 25,000             96.2             $1.50      April 1, 2011    52,535      83,657
PATRICK MURRAY                     ---              ---               ---           ---           ---          ---


1. The stock options were granted under the 1994 Stock Compensation Program, and, unless otherwise designated at the time of grant, are exercisable commencing one year after the grant date in three equal annual installments, with full vesting occurring on the third anniversary of the date of the grant.

2. The dollar amounts under these columns are the result of calculations at the assumed compounded market appreciation rates of 5% and 10% as required by the SEC over a ten-year term and therefore, are not intended to forecast possible future appreciation, if any, of the stock price. The disclosure assumes the options will be held for the full ten-year term prior to exercise. Such options may be exercised prior to the end of such ten-year term. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance that the stock price will appreciate at the rates shown in the table.

      Option Exercises During Fiscal 2002 and Fiscal 2002 Year End Holdings

          The following table provides information related to options exercised by our executive officers during Fiscal 2002 and the number and value of options held at the end of Fiscal 2002 by our executive officers. We do not have any outstanding stock appreciation rights.


                                                                   Number of
                                                                  Securities                   Value of
                                                                  Underlying                  Unexercised
                                                                  Unexercised                In-the-Money
                                                                 Options/SARs                Options/SARs
                                Shares                             at FY-End                   at FY-End
                               Acquired           Value               (#)                       ($)(1)
                             on Exercise        Realized         Exercisable/                Exercisable/
          Name                   (#)               ($)           Unexercisable               Unexercisable
-------------------------    -------------     ------------    ------------------    ------------------------------
Geoffrey P. Jurick               ---               ---              600,000/0             $  174,000/$   0
Marino Andriani                  ---               ---            150,000/75,000          $ 43,500/$21,750
John J. Raab                     ---               ---             66,667/33,333          $  19,333/$9,667
Kenneth A. Corby                 ---               ---             50,000/50,000          $ 14,500/$14,500
Patrick Murray                   ---               ---                ---                       ---


(1) The closing price for our common stock as reported by the American Stock Exchange on March 31, 2002 was $1.29. Value is calculated on the basis of the difference between $1.29 and the option exercise price of "in the money" options, multiplied by the number of shares of our common stock underlying the option.

                      Equity Compensation Plan Information

          The following table gives information about our common stock that may be issued upon the exercise of options and rights under our 1994 Stock Compensation Program and 1994 Non-Employee Director Stock Option Plan (the "Plans") as of March 31, 2002. The Plans are the only equity compensation plans in existence as of March 31, 2002.


---------------------------- -------------------------- -------------------------- --------------------------
                              Number of securities to be   Weighted average exercise    Number of securities
                               issued upon exercise of       price of outstanding      remaining available for
                               outstanding options,         options, warrants and      future issuance under
                               warrants and rights                rights             equity compensation plans
                                      (a)                        (b)                           (c)
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Equity compensation plans
approved by security              1,671,000                    $1.04                     629,000
holders
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Equity compensation plans
not approved by security              -0-                        -0-                        -0-
holders
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------
Total                             1,671,000                    $1.04                     629,000
---------------------------- -------------------------- -------------------------- --------------------------


Certain Employment Agreements

          Effective as of September 1, 2001, Geoffrey P. Jurick, our Chairman, Chief Executive Officer and President, entered into three-year employment agreements ("Jurick Employment Agreements") with us and two of our wholly-owned subsidiaries, Emerson Radio (Hong Kong) Limited and Emerson Radio International Ltd. (formerly Emerson Radio (B.V.I.) Ltd.) (hereinafter, collectively the "Companies"), providing for an aggregate annual compensation of $411,600, subject to adjustment in the event that Mr. Jurick's employment with SSG is terminated. In addition to his base salary, Mr. Jurick is entitled to an annual bonus upon recommendation by the Compensation and Personnel Committee of our Board of Directors, subject to the final approval of our Board of Directors.

          Subject to certain conditions, each of the Jurick Employment Agreements grants to Mr. Jurick severance benefits, through expiration of the respective terms of each of such agreements, commensurate with Mr. Jurick's base salary, in the event that his employment terminates due to permanent disability, without cause or as a result of constructive discharge (as defined therein). In the event that Mr. Jurick's employment terminates due to termination for "cause", because Mr. Jurick unilaterally terminates the agreements or for reasons other than constructive discharge or permanent disability, Mr. Jurick shall only be entitled to base salary earned through the applicable date of termination. Similar provisions are set forth in each of the contracts described below.

          Effective September 1, 2001, John J. Raab, Executive Vice President - International, entered into a three-year employment agreement ("Raab Employment Agreement") with us, providing for an annual compensation of $250,000, which was increased to $257,500, effective April 1, 2002. In addition to his base salary, Mr. Raab may also receive an additional annual performance bonus to be recommended by the Compensation and Personnel Committee of our Board of Directors, subject to the final approval of our Board of Directors.

          Effective September 1, 2001, Kenneth A. Corby, Chief Financial Officer and Executive Vice President, entered into a three-year employment agreement ("Corby Employment Agreement") with us, providing for an annual compensation of $230,000, which was increased to $237,800, effective April 1, 2002. In addition to his base salary, Mr. Corby may also receive an additional annual performance bonus to be recommended by the Compensation and Personnel Committee of our Board of Directors, subject to the final approval of our Board of Directors.

          Effective September 1, 2001, Elizabeth J. Calianese, General Counsel, Senior Vice President - Human Resources and Secretary, entered into a three-year employment agreement ("Calianese Employment Agreement") with us providing for an annual compensation of $200,000, which was increased to $206,000 effective April 1, 2002. In addition to her base salary, Ms. Calianese is entitled to an annual performance bonus to be recommended by the Compensation and Personnel Committee of our Board of Directors, subject to the final approval of our Board of Directors. We have also agreed for the term of the Calianese Employment Agreement and three years thereafter, to pay for and maintain legal malpractice insurance covering Ms. Calianese for occurrences and actions taken by her at any time prior to or during the term of such agreement on behalf of us or our employees. We have also agreed to pay all sums, which may be deductible amounts, not otherwise paid by such insurer.

          In the event that Messrs. Jurick, Raab and Corby and Ms. Calianese, were to be terminated due to permanent disability, without cause or as a result of constructive discharge, the estimated dollar amount to be paid after March 31, 2002 to each such individual, based on the terms of their respective contracts, would be $995,000, $622,000, $575,000 and $498,000, respectively.

Compensation Committee Interlocks and Insider Participation

          Geoffrey P. Jurick serves as Chairman of the Board and Chief Executive Officer of Emerson and SSG and participated in deliberations concerning senior executive officer compensation for both companies. In Fiscal 2002, Mr. Jurick also received $250,000 in salary for the services he rendered to SSG. Mr. Bunger, who is a Director of Emerson and SSG, serves on the Compensation Committees of both companies. Kenneth A. Corby serves as our Executive Vice President and Chief Financial Officer and as Vice President - Corporate Development of SSG. During Fiscal 2002, John P. Walker, Emerson's Executive Vice President - Global Management, served as SSG's Director and President.

Report of Compensation and Personnel Committee

          The Compensation and Personnel Committee of our Board of Directors (the "Compensation Committee") oversees our senior executive compensation strategy. The strategy is implemented through policies designed to support the achievement of our business objectives and the enhancement of stockholder value. Our Compensation Committee reviews, on an ongoing basis, all aspects of senior executive compensation and its policies support the following objectives:

      o The reinforcement of management's concern for enhancing stockholder value.

      o The attraction, hiring and retention of qualified executives.

      o The provision of competitive compensation opportunities for exceptional performance.

The basic elements of our senior executive compensation strategy are:

               Base salary. Base salaries for our senior executive managers represent compensation for the performance of defined functions and assumption of defined responsibilities. The Compensation Committee reviews each senior executive's base salary on an annual basis. In determining salary adjustments, the Compensation Committee considers our growth in earnings and revenues and the executive's performance level, as well as other factors relating to the executive's specific responsibilities. Also considered are the executive's position, experience, skills, potential for advancement, responsibility, and current salary in relation to the expected level of pay for the position. Our Compensation Committee exercises its judgment based upon the above criteria and does not apply a specific formula or assign a weight to each factor considered.

               Annual incentive compensation. At the beginning of each year, our Board of Directors establishes our performance goals for that year, which may include target increases in sales, net income and earnings per share, as well as more subjective goals with respect to marketing, product introduction and expansion of customer base. Bonuses awarded to executive officers are discretionary based primarily upon individual achievement, with the exception of Messrs. Andriani and Murray who are compensated based upon an incentive formula.

               Long-term   incentive   compensation.   Our  long-term  incentive
     compensation for management and employees consists of stock options awarded under the 1994 Stock Compensation Program.

          Our Compensation Committee views the granting of stock options as a significant method of aligning management's long-term interests with those of the stockholders and determines awards to executives based on its evaluation of criteria that include responsibilities, compensation, past and expected contributions to the achievement of our long-term performance goals. Stock options are designed to focus executives on our long-term performance by enabling them to share in any increases in value of our stock.

          Our Compensation Committee encourages executives, individually and collectively, to maintain a long-term ownership position in our stock. The Compensation Committee believes this ownership, combined with a significant performance-based incentive compensation opportunity, forges a strong link between our executives and stockholders.

Compensation of the Chief Executive Officer

          Mr. Geoffrey P. Jurick is our Chief Executive Officer, Chairman of the Board of Directors and President. The Compensation Committee considered the results in all aspects of our business, and Mr. Jurick's performance during Fiscal 2002.

          Mr. Jurick's annual compensation for Fiscal 2002, comprised of an annual base salary of $411,600, is consistent with our Committee's targeted annual compensation level and with the limitations previously established by the Settlement Agreement. In Fiscal 2002, Mr. Jurick also received $250,000 in salary for the services he rendered to SSG. See "Summary Compensation Table" and "Certain Relationships and Related Transactions - Certain Outstanding Common Stock".

Policy on Qualifying Compensation

          Our Board of Directors has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) generally provides that, for tax years beginning on or after January 1, 1994, a publicly held company's deduction for compensation paid to its covered employees is limited to $1 million per year, subject to certain exceptions. Our policy is to qualify, to the extent reasonable, our executive officers' compensation for deductibility under applicable tax laws. However, the Board of Directors believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to our success. Consequently, the Board of Directors recognizes that the loss of a tax deduction could be necessary in some circumstances.

          This report is submitted by the members of the Board of Directors and the Compensation and Personnel Committee that were in existence at the end of Fiscal 2002.



Board of Directors                          Compensation and Personnel Committee
------------------                          ------------------------------------
Geoffrey P. Jurick, Chairman                Robert H. Brown, Jr., Chairman
Robert H. Brown, Jr.                        Peter G. Bunger
Peter G. Bunger                             Jerome H. Farnum
Jerome H. Farnum
Stephen H. Goodman

          This report shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either act.


Report of Audit Committee

          The Board of Directors adopted the Audit Committee Charter on June 9, 2000 and reviewed, reassessed and ratified the Charter on June 22, 2001 and July 11, 2002, a copy of which was attached to our Proxy Statement filed with the SEC on July 13, 2000. Management is responsible for Emerson's internal controls and financial reporting process. Emerson's independent auditors are responsible for performing an independent audit of Emerson's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee of the Board of Directors is responsible for monitoring and overseeing these processes. Our common stock is listed on the American Stock Exchange and we are governed by the listing standards of such exchange. All of the members of our Audit Committee have been determined to be "independent directors" under the listing standards of the American Stock Exchange.

          In this context, the Audit Committee has reviewed the audited consolidated financial statements and have met and held discussions with management and Ernst & Young, LLP, Emerson's independent auditors ("Ernst & Young"). Management has represented to the Audit Committee that Emerson's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the conduct of the audit of Emerson's financial statements.

          The independent auditors also provided the Audit Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from Emerson and its related entities, and the Audit Committee discussed with the independent auditors their independence.

          Based on the Audit Committee's discussions with management and the independent auditors, as well as the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that Emerson's audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2002 and filed with the SEC.

          The Audit Committee has selected Ernst & Young to be retained as Emerson's independent certified public accountants to conduct the annual audit and to report on, as may be required, the consolidated financial statements that may be filed by Emerson with the SEC during the ensuing year.

Audit Fees and Related Matters
Audit Fees
During Fiscal 2002, Emerson was billed approximately $175,000 by Ernst & Young for the audit of Emerson's annual financial statements for Fiscal 2002 and for the review of the financial statements included in Emerson's quarterly reports on Form 10-Q filed during Fiscal 2002.

Financial Information Systems Design Implementation Fees
We were not billed for and did not receive any professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) from Ernst & Young during Fiscal 2002.

All Other Fees
We were billed $24,000 for non-audit services (other than non-audit services described above) from Ernst & Young during Fiscal 2002.

Other Matters
The Audit Committee of the Board of Directors has considered whether the provision of non-audit services is compatible with maintaining Ernst & Young's independence.

Of the time expended by Ernst & Young to audit Emerson's financial statement for Fiscal 2002, less than 50% of such time involved work performed by persons other than Ernst & Young's full-time, permanent employees.

This report is submitted by the members of the Audit Committee that were in existence at the end of Fiscal 2002.

Members of the Audit Committee
Robert H. Brown, Jr.
Jerome H. Farnum
Stephen H. Goodman

          This report shall not be deemed incorporated by reference in any filing by us under the Securities Act or the Exchange Act except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either act.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

Share Price Performance Graph

          The following graph shows a comparison of cumulative total returns on our common stock for the period April 1, 1997 to March 31, 2002, with the cumulative total return over the same period for the American Stock Exchange and a peer group of companies. Companies used for the peer group are Boston Acoustics, Inc., Cobra Electronics Corp., Koss Corp., Pioneer Corporation and Recoton Corp. In selecting companies to be part of the peer group, we focus on publicly traded companies that design and/or distribute consumer electronic products, which have characteristics similar to ours in terms of one or more of the following: type of product, distribution channels, sourcing or sales volume. The comparison assumes the investment of $100 in our common stock on April 1, 1997 and reinvestment of all dividends. The information in the graph was provided by Media General Financial Services ("MGFS").


                    COMPARISON OF CUMULATIVE TOTAL RETURN OF
          EMERSON RADIO CORP., PEER GROUP INDEX AND BROAD MARKET INDEX

                               FISCAL YEAR ENDING


Company/Index/Market      1997            1998         1999          2000       2001        2002
Emerson Radio Corp.       100.00         41.18        70.59         70.59      122.35      121.41
Peer Group Index          100.00        103.00       111.18        168.14      152.76      112.33
Amex Market Index         100.00        130.62       123.60        174.79      147.46      146.25

          The Peer Group Index is made up of the following securities:

Boston Acoustics, Inc.
Cobra Electronics Corp.
Koss Corp.
Pioneer Corporation
Recoton Corp.

The stock price performance depicted in the above graph is not necessarily indicative of future price performance. The Share Price Performance Graph will not be deemed to be incorporated by reference in any filing by us under the Securities Act or the Exchange Act except to the extent that we specifically incorporate the graph by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Sport Supply Group, Inc.

          As of July 29, 2002, we and Emerson Radio (Hong Kong) Limited ("Emerson HK"), our wholly owned subsidiary, owned 4,746,023 shares, or approximately 53.2%, of the issued and outstanding shares of SSG common stock.

          Our Board of Directors includes the following people that are associated with SSG: Geoffrey P. Jurick, our Chairman, Chief Executive Officer and President and Chairman and Chief Executive Officer of SSG, and Peter G. Bunger, a Director of both companies and member of the Compensation Committee of each company. Kenneth A. Corby serves as our Executive Vice President and Chief Financial Officer and as Vice President - Corporate Development of SSG. John P. Walker, our Executive Vice President - Global Management also serves as a Director and President of SSG.

          During 1997, we entered into a management services agreement with SSG in an effort to share certain administrative and logistic functions and to enable SSG and Emerson to reduce certain costs. The management services agreement may be terminated by either SSG or us on sixty (60) days' prior notice. We incurred net fees of $373,000, $293,000 and $488,000 for services provided pursuant to this agreement during Fiscal 2002, 2001 and 2000, respectively.

Certain Outstanding Common Stock

          On May 25, 2000, we entered into an Option Agreement among us, the Fidenas Liquidator, Barclays and Mr. Jurick and various of his affiliates, pursuant to which we had the right to repurchase 4.1 million shares of our common stock for an aggregate purchase price of $5.5 million, or $1.34 per share from the Fidenas Liquidator and Barclays. The Option Agreement arose as a result of a decision of the United States District Court for the District of New Jersey which terminated the Settlement Agreement between Mr. Jurick, the Fidenas Liquidator, the Stellings and Barclays. In May 2001, we paid $550,000 and we exercised our right to extend the option to purchase such shares of common stock for an additional one year period. In May 2002, we exercised the option, and on June 10, 2002, we purchased the 4.1 million shares of common stock using cash generated from operations.

          As a result of the Option Agreement exercise, the outstanding litigation between Mr. Jurick, the Fidenas Liquidator and Barclays was resolved. The Court has not yet implemented the termination of the Settlement Agreement as to Mr. Jurick's remaining creditor (by settlement or court order) and we are unable at the present time to predict the terms or conditions under which it will be resolved.

Future Transactions and Loans

          We have adopted a policy that all future affiliated transactions and loans will be made or entered into on terms no less favorable to us than those that can be obtained from unaffiliated third parties. In addition, all future affiliated transactions and loans, and any forgiveness of loans, must be approved by a majority of the independent outside members of our Board of Directors who do not have an interest in the transactions.

                              STOCKHOLDER PROPOSALS

         A proper proposal submitted by one of our stockholders in accordance with applicable rules and regulations of the SEC and our by-laws then in effect for presentation at our next annual meeting that is received at our principal executive office by April 15, 2003 will be included in our Proxy Statement and form of proxy for that meeting. If you desire to bring a proposal before the next annual meeting and such proposal is not timely submitted for inclusion in Emerson's Proxy Statement, you can still submit the proposal if it is received by Emerson no later than June 15, 2003.

                         PERSONS MAKING THE SOLICITATION

          The enclosed proxy is solicited on behalf of our Board of Directors. We will pay the cost of soliciting proxies in the accompanying form. Our officers may solicit proxies by mail, telephone, telegraph or fax. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our shares of common stock. We have retained the services of American Stock Transfer & Trust Company to solicit proxies by mail, telephone, telegraph or personal contact.

                         INDEPENDENT PUBLIC ACCOUNTANTS

          Ernst & Young LLP, independent certified public accountants, has been selected by the Audit Committee of our Board of Directors as our independent auditor for the current year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he/she desires to do so and is expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

          The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of Emerson.

                              FINANCIAL STATEMENTS


          A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2002, including financial statements, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

          A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2002, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Elizabeth J. Calianese, Senior Vice President - Human Resources, General Counsel and Corporate Secretary, Emerson Radio Corp., Nine Entin Road, Parsippany, New Jersey 07054-0430.

                                          By Order of the Board of Directors,


                                          ELIZABETH J. CALIANESE
                                          Senior Vice President-Human Resources,
                                          General Counsel and Secretary

July 29, 2002

                               EMERSON RADIO CORP.

                 Board of Directors Proxy for the Annual Meeting of Stockholders at 1:00 p.m. (local time), Wednesday, September 25, 2002
                             Bent Tree Country Club
                                 5201 Westgrove
                               Dallas, Texas 75248

          The undersigned Stockholder of Emerson Radio Corp. (the "Company") hereby appoints Geoffrey P. Jurick and Kenneth A. Corby, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above stated Annual Meeting and at any adjournment(s) thereof.

                           (Continued on reverse side)


================================================================================

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                               EMERSON RADIO CORP.

                               September 25, 2002

                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     X
--------------------------------------------------------------------------------
Please mark your
votes as in this
example.

                    FOR all nominees listed             WITHHOLD AUTHORITY
                    at right (except as provided        to vote for all nominees
                    to the contrary below)              at right

--------------------------------------------------------------------------------

1.    To elect five                                         Nominees:
      directors for a                                       Geoffrey P. Jurick
      one-year term                                         Robert H. Brown, Jr.
                                                            Peter G. Bunger
                                                            Jerome H. Farnum
                                                            Stephen H. Goodman

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:
--------------------------------------------------------------------------------

2. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM (1), THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (2). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's 2002 Annual Report and Notice of Meeting and Proxy Statement, dated July 29, 2002, is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

PLEASE SIGN, DATE AND MAIL TODAY.

SIGNATURE__________________________________    DATE_____________________________

SIGNATURE__________________________________    DATE_____________________________
                            IF HELD JOINTLY

NOTE:  (Joint  owners  must EACH  sign.  Please  sign  EXACTLY  as your  name(s)
appear(s)  on  this  card.   When  signing  as  attorney,   trustee,   executor,
administrator, guardian or corporate officer, please give your FULL title.)